                                                                    EXHIBIT 24.1

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, Arterial Vascular Engineering, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Rosa, County of Santa Rosa, State of California, on the 22nd day of May, 1998.


                                          ARTERIAL VASCULAR ENGINEERING, INC.

                                          By: /s/ SCOTT J. SOLANO
                                            ------------------------------------
                                            Scott J. Solano
                                            President and Chief Executive
                                              Officer

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Scott J. Solano and John D. Miller, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


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
                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

                 /s/ SCOTT J. SOLANO                     President, Chief Executive       May 22, 1998
-----------------------------------------------------    Officer, Chairman of the
                   Scott J. Solano                       Board and Director (Principal
                                                         Executive Officer)

                 /s/ JOHN D. MILLER                      Chief Financial Officer,         May 22, 1998
-----------------------------------------------------    Treasurer and Director
                   John D. Miller                        (Principal Financial and
                                                         Accounting Officer)

                 /s/ CRAIG E. DAUCHY                     Director                         May 22, 1998
-----------------------------------------------------
                   Craig E. Dauchy

                  /s/ GEORGE BORKOW                      Director                         May 22, 1998
-----------------------------------------------------
                    George Borkow
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